UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2007

INFOSEARCH MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97385	90-0002618
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4086 Del Rey Avenue Marina Del Rey, CA	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 437-7380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c));

Item 8.01. Other Events.

On March 9, 2007, InfoSearch Media, Inc., a Delaware corporation (the “Company”), announced that it had commenced a review of certain transactions in the Company’s common stock that may have involved the improper issuance of shares of its common stock without a restrictive legend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of InfoSearch Media, Inc. issued March 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSEARCH MEDIA, INC.

Dated: March 9, 2007	By:	/S/ Frank Knuettel II
Name: Frank Knuettel, II Title: Chief Financial Officer

INFOSEARCH MEDIA, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of InfoSearch Media, Inc. issued March 9, 2007.